Exhibit 99.3

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (“Guaranty”) is made as of the 1st day of November, 2011, by the undersigned (jointly and severally, “Guarantors”; individually, “Guarantor”) to Cassville Real Estate, Inc. (formerly “Cassville Manor, Inc.”) (“Landlord”).

RECITALS

WHEREAS, Landlord and KMJ Enterprises Cassville, LLC (“Tenant”) are parties to that certain Lease Agreement dated December 1, 1983, attached as Exhibit A, describing property currently operating under the name “Red Rose Inn” in Cassville, Missouri (“Red Rose”), as guaranteed by J. T. Rose, as amended on September 27, 1999, pursuant to that certain Amendment and Extension Agreement, attached to this Guaranty as Exhibit B, and as assigned on January 1, 2003, pursuant to that certain Lease Assumption Agreement and Guaranty attached to this Guaranty as Exhibit C (as amended and assigned, the “Lease”); and

WHEREAS, Landlord, pursuant to that certain Assignment of Lease and Landlord’s Consent of even date herewith, has consented to Tenant’s assignment of the Lease to Rose Missouri Nursing, LLC, a subsidiary of AdCare Health Systems, Inc. (“New Tenant”) provided that, as a condition of its consent, Landlord requires that the undersigned guarantee New Tenant’s performance of the Lease obligations from and after the Effective Date (as hereinafter defined); and

WHEREAS, of the undersigned, Christopher Brogdon and Connie B. Brogdon (“Individual Guarantors”) are shareholders of record of AdCare Health Systems, Inc. (“the Corporate Guarantor”), and because of their organizational and business relationship to New Tenant, the Corporate Guarantor and Individual Guarantors will benefit from the Lease; and

WHEREAS, in consideration of the substantial benefits flowing to Guarantors as a result of the Landlord’s agreement to enter into the Lease, Guarantors have agreed to guarantee fully any and all obligations and liabilities of New Tenant under the Lease; and

WHEREAS, it is expressly agreed that this Guaranty of Lease does not affect or apply in any manner to any prior lease of the Premises or to any obligations of any tenant or guarantor prior to the Effective Date.

NOW, THEREFORE, in consideration of the Landlord’s consent to the Lease, Guarantors agree that said consent will of direct interest, benefit and advantage to each of them, Guarantors individually and collectively hereby state and agree with respect to the Lease:

1.             Guaranty.  For the consideration described herein, each Guarantor hereby absolutely, unconditionally and jointly and severally guarantees full and punctual payment of all rent payable under the Lease, and each and every installment thereof, as well as the full, prompt and complete performance by the New Tenant of all and singular the covenants, conditions and provisions contained in the Lease on the part of the New Tenant therein to be kept, observed and performed, for the full term of the Lease and any extension thereof, as permitted by the Lease, with no less force and effect than if the undersigned were named as New Tenant in the Lease.  Each Guarantor absolutely, unconditionally, and jointly and severally will forthwith on demand pay all amounts at any time in arrears and will make good any and all defaults occurring under the Lease and will pay all expenses, including, without limitation, court costs and reasonable attorneys’ fees  incurred by Landlord in the collection of the rent or the enforcement of any rights and remedies under the Lease or under this Guaranty of Lease including, without limitation, all fees and expenses incurred by Landlord in connection with any bankruptcy type proceedings involving a default by New Tenant under the lease.  All of the above are hereinafter collectively referred to as the “Liabilities,” and the covenants of Guarantors in this section are hereinafter collectively referred to as the “Guaranty.”  All Liabilities shall conclusively be presumed to have been created, contracted, or incurred in reliance upon this Guaranty and all dealings between New Tenant and Landlord.  This is an unconditional guaranty, and each Guarantor further understands and agrees that there are no conditions or limitations, oral or otherwise, on the scope or effectiveness of this Guaranty.

2.             Renewals, Extensions and Releases.  Guarantors hereby agree to and give their consent that, without notice to them individually or collectively and/or without further assent by either of them, the obligations of New Tenant or any other party for the Liabilities may be renewed, extended, modified, accelerated or released by Landlord as Landlord may deem advisable in its sole discretion and regardless of New Tenant’s financial or other condition at the time of such action, without impairing or affecting the obligations of Guarantors hereunder or in any manner whatsoever.  Without limiting the generality of the foregoing:

a.             Guarantors consent to any and all future modifications of the Lease, whether such modifications occur in one amendment or a series of amendments and whether any increases or decreases an obligation, is a substantial or material modification, including but not limited to, an increase or decrease in the amount of the rent or an extension of the Lease term or a change in any other Lease provision, covenant or condition.

b.             This Guaranty and the liability of the undersigned hereunder shall not be impaired or affected by any assignment which may be made of the Lease, or any subletting thereunder, whether or not additional persons or entities agree to guarantee the Lease following such an assignment.  The Landlord’s consent to such an assignment shall not in any manner release Guarantors from their guaranty obligations hereunder.

c.             This Guaranty and the liability of the undersigned shall not be impaired or affected by any action the Landlord may take with respect to any other person or entity who has previously guaranteed some or all of the Lease obligations or any person or entity who may in the future guarantee some or all of the Lease obligations.

3.             Waivers by Guarantors.  Guarantors hereby waive each of the following:

a.             any and all notice of the acceptance of this Guaranty or of the creation, renewal or accrual of any of the Liabilities;

b.             the reliance of Landlord upon this Guaranty;

c.             protest, presentment, demand for payment, notice of default or nonpayment, notice of dishonor to or upon Guarantors, New Tenant or any other party liable for any of the Liabilities hereby guaranteed;

d.             notice of release of the New Tenant from any Lease obligation or notice of release of any Guarantor from any guaranty obligation or notice of release of any other party liable for any of the Liabilities hereby guaranteed;

e.             any and all other notices or formalities to which Guarantors may otherwise be entitled, including notice of Landlord’s granting the New Tenant any indulgences or extensions of time on payment or performance of any of the Liabilities; and

f.              promptness in making any claim or demand hereunder.

4.             Effect of Partial Exercise of Remedies.  No delay or failure on the part of Landlord in the exercise of any right or remedy against either New Tenant or Guarantors, or any other party against whom Landlord may have any right including, but not limited to, failure of Landlord to require a prior guarantor, to execute a new guaranty agreement, and no single or partial exercise by Landlord of any rights or remedy herein shall preclude other or further exercise thereof or the exercise of any other right or remedy whether contained herein or in the Lease or in any future amendment of the Lease.  The obligations of Guarantors shall be unaffected by any guaranty obligations of other persons or any actions of Landlord with respect to such other guaranty obligations.  Further, the remedies provided herein and in the Lease or in any future amendment of the Lease shall be cumulative and not exclusive of any remedies provided or permitted by law.

5.             Guarantors’ Knowledge of New Tenant’s Affairs.  Guarantors acknowledge that Guarantors have adequate means of obtaining from the New Tenant on a continuing basis financial and other information pertaining to the New Tenant’s affairs or business, and Guarantors are now and will be familiar with the affairs, business, operations and conditions (financial or other) of the New Tenant and its assets now or hereafter known to Landlord.  Landlord shall have no obligation to disclose or discuss with Guarantors its assessment of the financial condition of New Tenant or any apparent or anticipated difficulties of New Tenant in meeting any of the Liabilities.

6.             Guaranty of Payment; Independent Obligations.  This Guaranty shall be construed as an absolute, irrevocable and unconditional guaranty of payment and performance, without regard to the validity, regularity or enforceability of any obligation or purported obligation of Landlord.  The obligations of Guarantors are independent of the obligations of New Tenant, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Guarantors or any of them, whether or not an action is brought against New Tenant or any security for the Liabilities, and whether or not New Tenant is joined in any such action or actions.

7.             Recurrent Actions Permitted.  No action or proceeding brought or instituted under this Guaranty against any or against all of the undersigned, and no recovery obtained in pursuance thereof, shall be any bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults of New Tenant.

8.             Subrogation.  Guarantors agree that they will not exercise any rights which they have acquired by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Liabilities shall have been fully paid and performance completed.  If any payment shall be made by any person to the undersigned on account of such subrogation rights at any time when all of the Liabilities have not been paid in full, then any amount so paid will be forthwith paid by Guarantors to Landlord to be credited and applied to any of the Liabilities as Landlord may in its sole discretion determine.

9.             Bankruptcy and Creditor Actions; Change in Ownership of New Tenant.  The occurrence of any of the following events relating to bankruptcy or creditors’ actions shall constitute a default under the Lease for which Landlord shall have all of the remedies provided for herein and in the Lease, together with such other additional rights and remedies as may be permitted or provided under law:

a.             New Tenant or a Guarantor becomes insolvent or makes an assignment for the benefit of its creditors;

b.             a petition in bankruptcy is filed by or against either New Tenant or a Guarantor; and

c.             a receiver is appointed (either at law or in equity) for either New Tenant or a Guarantor.

The liability of the Guarantors shall not be deemed to be waived, released, discharged, impaired, or affected by reason of the release or discharge of the New Tenant in any creditor’s, receivership, bankruptcy or other creditor’s proceeding, or the rejection or disaffirmance of the Lease in any such proceeding.

10.           Modification; Affect of Death or Dissolution of Guarantor.  This Guaranty may not be modified unless the modification is set forth in writing and signed by the Guarantors and the Landlord.  This Guaranty shall be a continuing guaranty, and the death or dissolution of one Guarantor shall not affect the obligations hereunder of the other Guarantor.

11.           Financial Information Relating to Guarantors.  Each Individual Guarantor covenants that, so long as the Lease shall remain in effect, such Individual Guarantor will furnish to Landlord (a)

a copy of each annual state and federal tax return filed by each Individual Guarantor within thirty (30) days after filing, and (b) not less than annually a current financial statement certified by such Individual Guarantor at Landlord’s written request.

12.           Financial Information Relating to New Tenant.  The Corporate Guarantor shall cause New Tenant to furnish to Landlord the financial information which is required of New Tenant under the terms of the Lease.

13.           Guarantors’ Representations and Warranties.  Each of the Guarantors represents, warrants and covenants to and with Landlord that:

a.             There is no action or proceeding pending or to the knowledge of such Guarantor, threatened against the Guarantor before any court or administrative agency which might result in any material adverse change in the business or financial condition of the Guarantor or in the property of the Guarantor;

b.             Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with its terms and provisions will conflict with, or result in, a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Guarantor under any agreement or instrument to which the Guarantor is now a party or by which the Guarantor may be bound;

c.             This Guaranty is a valid and legally binding agreement of such Guarantor and is enforceable against the Guarantor in accordance with its terms;

d.             The Guarantor has either examined the Lease, or has had an opportunity to examine such documents and has waived the right to do so;

e.             The Guarantor has the full power, authority, and legal right to execute and deliver this Guaranty.

14.           Effect on Heirs, Successors and Assigns.  All of the terms, agreements and conditions of this Guaranty shall be joint and several and shall extend to and be binding upon the Guarantors, their heirs, executors, administrators, and assigns and shall inure to the benefit of the Landlord, its successors and assigns, and to any future owner of the fee of the Premises, and to any mortgagees holding a mortgage upon the interest of the Landlord in the Premises.

15.           Effective Date.  This Guaranty of Lease shall become effective as of November 1, 2011 (the “Effective Date”).

IN WITNESS WHEREOF, the undersigned have executed this GUARANTY OF LEASE as of the date set forth above.

ATTEST:		“CORPORATE GUARANTOR”
AdCare Health Systems, Inc.,
An Ohio corporation

By:	/s/ Christopher F. Brogdon_	By:	/s/ Boyd P. Gentry
Boyd P. Gentry
Its:	Vice Chairman & Chief Acquisition Officer	Its:	Chief Executive Officer

“INDIVIDUAL GUARANTOR”

/s/ Christopher F. Brogdon
Christopher Brogdon

/s/ Connie B. Brogdon
Connie B. Brogdon